CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

SUPPLEMENT DATED NOVEMBER 14, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

1.                  The Board of Trustees of Clough Funds Trust (the “Trust”) has appointed Clifford J. Weber, an Independent Trustee, as Chairman of the Board of Trustees of the Trust.  Therefore, effective immediately, the following information replaces the information for Mr. Weber under the “Independent Trustees” heading in the “Trustees and Officers” section of the Fund’s Statement of Additional Information:

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Clifford J. Weber 1963	Trustee and Chairman	Trustee since 2015 and Chairman since 2017	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015. Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.	4

Janus Detroit Street Trust (4 funds); Clayton Street Trust (3 funds); Elevation ETF Trust (1 fund); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1fund).

*          All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1100, Denver, Colorado  80203, except for Mr. McNally.  For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

**        This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***      The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust.  Mr. Burke is a member of the Board and the President of each such fund.  Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund.   Mr. Deems is a member of the Board of the Fund and Clough China Fund

2.                  The second  paragraph under the “Leadership Structure and Oversight Responsibilities” heading under the “Trustees and Officers” section is deleted and replaced with the following:

The Board has appointed Mr. Weber, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board reviews matters related to its governance and leadership structure annually. The Board has determined that the Board’s governance and leadership structure is appropriate given the Trust’s characteristics and circumstances.  These characteristics include, but are not limited to, the Fund’s status as the Trust’s single portfolio of assets, the Fund’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Trustees both during and between Board meetings.

3.                  At the October 11, 2017 meeting of the Board of Trustees, Sareena Khwaja-Dixon was elected Assistant Secretary of the Trust and Karen S. Gilomen was elected Secretary of the Trust.  Effective October, 20, 2017, Melanie H. Zimdars resigned as Chief Compliance Officer (“CCO”) of the Trust and Ted Uhl was elected the Interim CCO of the Trust.  All references to Ms. Zimdars herein are hereby deleted.  Therefore, the following information is added to the section “Additional Officers” under the “Trustees and Officers” section in the Fund’s Statement of Additional Information:

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Ted Uhl, 1974	Interim Chief Compliance Officer (“CCO”)	Since 2017

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Financial Investors Trust, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust and the Interim CCO of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Karen S. Gilomen, 1970	Secretary	Since 2017

Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE